Exhibit 99.1

August 9, 2016

We are pleased to report our financial results for the three and six months ended June 30, 2016. Consolidated net income for the three months ended June 30, 2016 was $2.139 million, or $0.48 per share, compared to $2.017 million, or $0.46 per share, for the same period in 2015. Consolidated Net income year to date was $3.898 million, or $0.87 ($0.8749) per share as of June 30, 2016, compared to $3.901 million, or $0.88 ($0.8750) per share, for the same period in 2015. Highlights of the second quarter 2016 compared to the second quarter 2015 were loan portfolio growth of 6.5%, deposit growth of 6.8%, and total asset growth of 5.9%. In addition, the company’s return on average common equity of 14.13% and return on average assets of 1.22% compare favorably to our peers.

This quarter began with your company assessing the health of our travel and tourism customers after coming off of one of the worst winter tourism seasons in recent years. While there were a few casualties, the impact on Union Bank was minimal. We are now faced with an economy plagued with uncertainty; interest rates, politics, the effects of the Brexit, internal and external strife chief among them. Nationally this appears to be damping business investment and the recovery of manufacturing jobs. Locally the effects are less pronounced, though the uneven regional geographic recovery is likely tied to the national malaise. Despite the uncertain environment, Union Bankshares, Inc. continues to generate financial performance well above average.

As was previously noted in a press release, on June 24, 2016 Union Bankshares, Inc. became part of the Russell 2000 index, a subset of the Russell 3000 index which is comprised of the 3000 US publicly traded companies with the largest market capitalization. The Russell 2000 index is a proxy for small capitalization US publicly traded companies. Mutual funds and ETFs attempting to emulate the Russell 2000 index performance therefore had to take a position in our company’s stock. After the close of business of the stock markets on June 24, 2016 approximately 385,000 shares of Union Bankshares, Inc. were traded. We are still trying to determine the long term effects of being included in the Russell 2000 index, but feel it is safe to say that there are more investors aware of us than before. We shall see if this is positive or negative for our company and its shareholders.

Nearly 125 years ago several local business people pooled their resources, obtained a bank charter, and formed Union Savings Bank & Trust Company. This banking company was formed by local people to serve local people. Re-christened Union Bank in 1982 the same banking company now serves Northern Vermont and New Hampshire with a similar philosophy, local people serving local people. We have been having customer appreciation days at our branch offices to celebrate our 125th Anniversary, as well as holding a Community Celebration at Oxbow Park in Morrisville. We plan to service our community’s banking needs into the foreseeable future. We thank our hardworking staff, customers, and shareholders for their support.

On July 20, 2016, the Board of Directors declared a regular quarterly cash dividend of $0.28 per share payable August 9, 2016 to shareholders of record as of July 30, 2016.

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact Kristy Adams Alfieri, Assistant Secretary at 802-888-0982 or contact our Transfer Agent at the address and phone number listed below:

TRANSFER AGENT:
Broadridge Corporate Issuer Solutions, Inc. P.O. Box 1342 Brentwood, NY 11717 866.321.8022 or 720.378.5956 E-mail: shareholder@broadridge.com

NASDAQ STOCK MARKET

Ticker Symbol: UNB Corporate Name: Union Bankshares, Inc. Corporate Address: 20 Lower Main Street PO Box 667 Morrisville, VT 05661-0667 Investor Relations: UBLOCAL.COM

		Kenneth D. Gibbons Chairman	David S. Silverman President & Chief Executive Officer

About Union Bankshares

Union Bankshares, Inc. operates as the holding company for Union Bank, which provides commercial, retail and municipal banking services and asset management services throughout northern Vermont and New Hampshire. Union Bank was founded in 1891 in Morrisville, Vermont, where the Bank’s and its holding company’s headquarters are located. Union Bank operates 17 banking offices and three loan centers and several ATMs throughout its geographical footprint.

Union Bank has earned an outstanding reputation for residential lending programs and has recently been named, for the third consecutive year, the USDA RD Vermont lender of the year. Union Bank is also an SBA Preferred lender and has an Outstanding Community Reinvestment Act rating.

Consolidated Balance Sheets (unaudited, in thousands)			Consolidated Statements of Income (unaudited, in thousands)					Union Bankshares, Inc.

								DIRECTORS	OFFICERS
								Kenneth D. Gibbons-Chairman	Kenneth D. Gibbons - Chairman
								Neil J. Van Dyke-Vice Chairman	David S. Silverman - President & CEO
ASSETS	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2016		JUNE 30, 2015	JUNE 30, 2016	JUNE 30, 2015	Steven J. Bourgeois	Karyn J. Hale - Chief Financial Officer

								Dawn D. Bugbee	John H. Steel - Secretary
				(3 months ended)		(6 months ended)
								John M. Goodrich	Kristy Adams Alfieri - Assistant Secretary
Cash and Due from Banks	$4,220	$4,096	Interest Income	$6,688	$6,276	$13,136	$12,393
								Timothy W. Sargent	Jeffrey G. Coslett - Vice President
Federal Funds Sold & Overnight Deposits	19,979	10,558	Interest Expense	519	521	1,032	1,086	David S. Silverman
			Net Interest Income	6,169	5,755	12,104	11,307	John H. Steel	REGIONAL ADVISORY BOARD MEMBERS
Interest Bearing Deposits in Banks	10,213	12,701	Provision for Loan Losses	75	150	150	250	Schuyler W. Sweet

Investment Securities	60,139	62,606	Net Interest Income After Provision for Loan Losses	6,094	5,605	11,954	11,057	Union Bank	Michael R. Barrett - St. Johnsbury
Loans Held for Sale	6,749	5,504							Joel S. Bourassa - Northern NH
			Trust Income	180	190	352	367	DIRECTORS	Steven J. Bourgeois - St. Albans
Loans, net	503,060	473,186	Noninterest Income	2,417	2,336	4,431	4,494	Kenneth D. Gibbons-Chairman	Stanley T. Fillion - Northern NH
								Neil J. Van Dyke-Vice Chairman	Rosemary H. Gingue - St. Johnsbury
Reserve for Loan Losses	(5,226)	(4,919)	Noninterest Expenses:					Steven J. Bourgeois	John M. Goodrich - St. Johnsbury
			Salaries & Wages	2,442	2,331	4,900	4,654	Dawn D. Bugbee	Richard L. Isabelle - St. Johnsbury
Premises and Equipment, net	13,090	12,935						John M. Goodrich	Christopher M. Knapp - Northern NH
			Pension & Employee Benefits	851	769	1,794	1,503	Timothy W. Sargent	Coleen K. Kohaut - St. Albans
Other Real Estate Owned, net	—	171						David S. Silverman	Justin P. Lavely - St. Johnsbury
			Occupancy Expense, net	309	312	626	693	John H. Steel	Daniel J. Luneau - St. Albans
Accrued Interest & Other Assets	24,245	24,143						Schuyler W. Sweet	Mary K. Parent - St. Johnsbury
			Equipment Expense	541	460	1,050	867		Samuel H. Ruggiano - St. Albans
Total Assets	$636,469	$600,981							David S. Silverman - All
			Other Expenses	1,783	1,684	3,377	3,229		Schuyler W. Sweet - Northern NH

			Total	5,926	5,556	11,747	10,946	Union Bank Offices (ATMs at all Branch Locations)
LIABILITIES & SHAREHOLDERS' EQUITY	JUNE 30, 2016	JUNE 30, 2015
			Income Before Taxes	2,765	2,575	4,990	4,972
			Income Tax Expense	626	558	1,092	1,071	VERMONT
Noninterest Bearing Deposits	$103,918	$94,430
			Net income	$2,139	$2,017	$3,898	$3,901	Barre	Loan Center
Interest Bearing Deposits	333,402	303,034							14 North Main Street	802.476.0062
			Earnings per share	$0.48	$0.46	$0.87	$0.88	Danville	421 Route 2 East	802.684.2211
Time Deposits	110,644	115,515						Fairfax	Jct. Routes 104 & 128	802.849.2600
			Book Value Per Share			$12.55	$11.83	Hardwick	103 VT Route 15 West	802.472.8100
Borrowed Funds	27,808	30,601						Jeffersonville	44 Main Street	802.644.6600
								Johnson	198 Lower Main Street	802.635.6600
Accrued Interest & Other Liabilities	4,714	4,645						Lyndonville	183 Depot Street	802.626.3100
								Morrisville	20 Lower Main Street	802.888.6600
Common Stock	9,869	9,864							65 Northgate Plaza	802.888.6860
								Newport	Loan Center
Additional Paid-in Capital	586	486							325 East Main Street	802.334.0750
								St. Albans	15 Mapleville Depot	802.524.9000
Retained Earnings	50,970	47,955						St. Johnsbury	364 Railroad Street	802.748.3131
Accumulated Other Comprehensive Loss	(1,418)	(1,598)							325 Portland Street	802.748.3121
								S. Burlington	Loan Center
									30 Kimball Avenue	802.865.1000
Treasury Stock at Cost	(4,024)	(3,951)						Stowe	47 Park Street	802.253.6600
								NEW HAMPSHIRE
Total Liabilities & Shareholders' Equity	$636,469	$600,981						Groveton	3 State Street	603.636.1611
Standby letters of credit were $1,624,000 and $1,610,000 at June 30, 2016 and 2015, respectively.								Littleton	263 Dells Road	603.444.7136
									76 Main Street	603.444.5321
								Lincoln	135 Main Street	603.745.4000
								N. Woodstock	155 Main Street	603.745.2488